SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 31, 2013

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis Street, Suite 1400, Houston, Texas (Address of principal executive offices)	77002 (Zip code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                                  Regulation FD Disclosure.

As previously disclosed, on November 7, 2011, Dynegy Holdings, LLC (“DH”) and four of its wholly-owned subsidiaries, Dynegy Northeast Generation, Inc., Hudson Power, L.L.C. Dynegy Danskammer, L.L.C. and Dynegy Roseton, L.L.C. (DH’s wholly-owned subsidiaries, collectively, the “DNE Debtors”), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie Division (the “Bankruptcy Court”), thereby commencing cases (the “DH Chapter 11 Cases”) that were jointly administered under Case No. 11-38111 (CGM). On July 6, 2012, Dynegy Inc. (“Dynegy”), DH’s direct parent, filed a voluntary petition for relief under the Bankruptcy Code in the Bankruptcy Court, thereby commencing a case (the “Dynegy Chapter 11 Case” and, together with the DH Chapter 11 Cases, the “Chapter 11 Cases”) that is being administered under Case No. 12-36728 (CGM). On September 10, 2012, the Bankruptcy Court entered an order confirming the Joint Chapter 11 Plan of Reorganization for DH and Dynegy (the “Joint Plan”). Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Joint Plan.

As also previously disclosed, on September 30, 2012, pursuant to the terms of the Joint Plan, DH merged with and into Dynegy, with Dynegy continuing as the surviving entity.  On October 1, 2012, Dynegy consummated the reorganization under Chapter 11 pursuant to the Joint Plan and Dynegy exited bankruptcy. The DNE Debtors did not emerge from bankruptcy and remain under Chapter 11 protection. In November 2012, the DNE Debtors commenced an auction for the Facilities. Notice of the winning bids was provided on December 10, 2012, and the DNE Debtors filed a Supplemental Sale Motion describing the terms of the winning bids. On December 26, 2012, the Bankruptcy Court entered an order granting and approving the Supplemental Sale Motion.

Further, as disclosed on December 14, 2012, the DNE Debtors filed a Chapter 11 Joint Plan of Liquidation (the “Plan”) and a related Disclosure Statement with the Bankruptcy Court. On January 21, 2013, the DNE Debtors filed an amendment to the Plan (the “Amended Plan”) and related Disclosure Statement (the “Amended Disclosure Statement”) with the Bankruptcy Court. On January 24, 2013, the Bankruptcy Court entered an order approving the Amended Plan and Amended Disclosure Statement.

On January 31, 2013, Dynegy filed its monthly operating report for the period from September 1, 2012 through September 30, 2012 (the “Dynegy Monthly Operating Report”) with the Bankruptcy Court. Also, on January 31, 2013, Dynegy filed the DH monthly operating report for the period from September 1, 2012 through September 30, 2012 (the “DH Monthly Operating Report”) with the Bankruptcy court.  The Dynegy Monthly Operating Report and DH Monthly Operating Report are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. This current report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Limitation on Incorporation by Reference

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in this Item7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial Operating Data

Dynegy cautions investors and potential investors not to place undue reliance upon the information contained in the Dynegy and DH Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of Dynegy. The Dynegy and DH Monthly Operating Reports are limited in scope, cover a limited time period, are limited to Dynegy’s operations and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Dynegy and DH Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with Generally Accepted Accounting Principles in the United States, are in a format prescribed by applicable bankruptcy laws and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in Dynegy’s securities, the Dynegy and DH Monthly Operating Reports are complete. The Dynegy and DH Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in Dynegy’s reports pursuant to the Exchange Act, and such information might not be indicative of Dynegy’s financial condition or operating results for the period that would be reflected in Dynegy’s financial statements or in its reports pursuant to the Exchange Act (i.e. Dynegy’s financial data is limited and is not presented on a consolidated basis). Results set forth in the Dynegy and DH Monthly Operating Reports should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements,” particularly those statements concerning the monthly operating reports and chapter 11 proceedings. Discussion of risks and uncertainties that could cause actual results to differ materially from current projections, forecasts, estimates and expectations of Dynegy is contained in our filings with the Securities and Exchange Commission (the “SEC”).  Specifically, Dynegy makes reference to, and incorporates herein by reference, the section entitled “Risk Factors” in its most recent Form 10-K, as amended, and subsequent reports on Form 10-Q. In addition to the risks and uncertainties set forth in Dynegy’s SEC filings, the forward-looking statements could be affected by, among other things, (i) beliefs and assumptions relating to liquidity, available borrowing capacity and capital resources generally, including the extent to which such liquidity could be affected by poor economic and financial market conditions or new regulations and any resulting impacts on financial institutions and other current and potential counterparties; (ii) the anticipated benefits of the overall restructuring activities, Dynegy’s reorganization value and the effects of fresh start accounting; (iii) limitations on Dynegy’s ability to utilize previously incurred federal net operating losses or alternative minimum tax credits; (iv) expectations regarding Dynegy’s compliance with the Dynegy Midwest Generation, LLC (DMG) and Dynegy Power, LLC (DPC) credit agreements, including collateral demands, interest expense and other payments; (v) the timing and anticipated benefits of any repayments under the DMG and DPC credit agreements; (vi) the timing and anticipated benefits to be achieved through Dynegy’s company-wide cost savings programs, including its PRIDE initiative; (vii) expectations regarding environmental matters, including costs of compliance, availability and adequacy of emission credits, and the impact of ongoing proceedings and potential regulations or changes to current regulations, including those relating to climate change, air emissions, cooling water intake structures, coal combustion byproducts, and other laws and regulations to which Dynegy is, or could become, subject; (viii) beliefs, assumptions and projections regarding the demand for power, generation volumes and commodity pricing, including natural gas prices and the impact on such prices from shale gas proliferation and the timing of a recovery in natural gas prices, if any; (ix) sufficiency of, access to and costs associated with coal, fuel oil and natural gas inventories and transportation thereof; (x) beliefs and assumptions about market competition, generation capacity and regional supply and demand characteristics of the wholesale power generation market, including the anticipation of higher market pricing over the longer term; (xi) the effectiveness of Dynegy’s strategies to capture opportunities presented by changes in commodity prices and to manage its exposure to energy price volatility; (xii) beliefs and assumptions about weather and general economic conditions; (xiii) projected operating or financial results, including anticipated cash flows from operations, revenues and profitability; (xiv) Dynegy’s focus on safety and its ability to efficiently operate its assets so as to capture revenue generating opportunities and operating margins; (xv) beliefs about the costs and scope of the ongoing demolition and site remediation efforts at Dynegy’s South Bay facility;  (xvi) beliefs about the outcome of legal, administrative, legislative and regulatory matters, including the impact of final rules regarding derivatives to be issued by the CFTC under the Dodd-Frank Act; (xvii) expectations regarding Dynegy’s ability to effectively raise capital in light of the recent Chapter 11 cases; (xviii) expectations regarding the pending Dynegy Northeast Generation, Inc. Chapter 11 cases; and (xix) expectations regarding performance standards and estimates regarding capital and maintenance expenditures. Any or all of Dynegy’s forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond our control.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Document
99.1	Dynegy Inc. Monthly Operating Report for the period from September 1, 2012 through September 30, 2012, filed with the United States Bankruptcy Court for the Southern District of New York
99.2	Dynegy Holdings, LLC Monthly Operating Report for the period from September 1, 2012 through September 30, 2012, filed with the United States Bankruptcy Court for the Southern District of New York

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.

Date: January 31, 2013	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document
99.1	Dynegy Inc. Monthly Operating Report for the period from September 1, 2012 through September 30, 2012, filed with the United States Bankruptcy Court for the Southern District of New York
99.2	Dynegy Holdings, LLC Monthly Operating Report for the period from September 1, 2012 through September 30, 2012, filed with the United States Bankruptcy Court for the Southern District of New York